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                                                                    EXHIBIT 99.2

         Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

         I, Theodore L. Bathurst, the chief financial officer of Tyler Technologies, Inc., certify that (i) the Form 10-Q Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q Quarterly fairly presents, in all material respects, the financial condition and results of operations of Tyler Technologies, Inc.



                                    By: /s/ Theodore L. Bathurst
                                        ------------------------
                                    Theodore L. Bathurst
                                    Vice President and Chief Financial Officer